UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 19, 2009

(Date of Report/Date of earliest event reported)

SOLO CUP COMPANY

(Exact name of registrant as specified in its charter)

Commission file number 333-116843

Delaware	47-0938234
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1700 Old Deerfield Road Highland Park, Illinois	60035
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 847/831-4800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

On June 19, 2009, the Company issued a press release attached hereto as Exhibit 99.1.

ITEM 9.01	Financial Statements and Exhibits.

The following exhibit is furnished herewith:

(d)	Exhibits.

Exhibit No.	Description
Exhibit 99.1	Press Release issued by Solo Cup Company dated June 19, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLO CUP COMPANY

By:	/s/ Robert D. Koney, Jr.
Robert D. Koney, Jr.
Chief Financial Officer

Date: June 19, 2009

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press Release issued by Solo Cup Company dated June 19, 2009.

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